                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2004

                             SmartServ Online, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-28008          13-3750708
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(State or Other Jurisdiction of        (Commission     (I.R.S. Employer
Incorporation or Organization)        File Number)    Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania        19462
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01 Entry into a Material Definitive Agreement

In  connection  with the  resignations  of  three  Directors  from its  Board of
Directors, SmartServ Online, Inc. (the "Company") entered into Letter Agreements with each of Catherine  Cassel Talmadge  ("Talmadge"),  Charles R. Wood ("Wood")
and W. Scott Perry ("Perry", and with Talmadge and Wood, individually, a "Former
Director"  and  collectively,  the "Former  Directors"),  each dated October 30,
2004.

The Letter  Agreement with each Former  Director  provides that 35,000 shares of that certain Option dated August 1, 2004 issued to such Former Director pursuant to the Non-Employee Director Option Plan will automatically vest and the Company will  indemnify  such Former  Director  with  respect to his or her service as a director  substantially  in  accordance  with the  By-Laws of the  Company.  The
Company also agreed that it will  purchase  and maintain  insurance on behalf of such Former Director in his or her capacity as a director of the Company, to the fullest extent provided under the General Corporation Law of Delaware.

Additionally,  each Former Director agreed to waive any and all meeting fees and other directors compensation which would otherwise be due with respect to his or her position as a director or  participation  at Board  meetings  and  Committee meetings, and to release the Company and its subsidiaries,  directors,  officers and employees from all claims such Former Director may have against such persons except for the  indemnification  rights  described  above. The Company agreed to release each Former  Director from any claims it may have to the fullest  extent permitted under Delaware law, except for liability (i) for breach of the duty of loyalty,  (ii)  for  acts  or  omissions  not in good  faith  or  which  involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware  General  Corporation  Law, or (iv) for any transaction  from which such Former Director derived an improper personal benefit.

Additionally,  the Letter  Agreement  between  the  Company  and W. Scott  Perry provides that Mr. Perry will be entitled to receive  compensation that he earned which is directly related to his position as Chairman of the Board of Directors.

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

Talmadge,  Wood and Perry  resigned as  Directors  of the Company on October 30,
2004.  Previously,  Raskesh Mathur  resigned as a Director of the Company during the beginning of August,  2004.  Paul J. Keeler and John E. Goode were appointed on October 30, 2004, and Paul L. Melchiore and Timothy G. Wenhold were appointed on November 1, 2004,  to fill  vacancies on the Board of  Directors.  Mr. Keeler will serve on the Audit  Committee and  Compensation  Committee.  Mr. Goode will serve on the  Compensation  Committee.  Mr.  Melchiore  will  serve on the Audit
Committee.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.                Description
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99.1                       Press Release of the Company dated November 2, 2004

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMARTSERV ONLINE, INC.

Dated:  November 2, 2004                    By:  /s/ Robert M. Pons
                                                 -------------------------------
                                                 Robert M. Pons,
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press Release of the Company dated November 2, 2004